Exhibit 10.9

PATENT ASSIGNMENT

This Patent Assignment is delivered pursuant to the Closing under that certain Purchase Agreement (the “Agreement”) dated as of December 18, 2003, between Aether Systems, Inc., as the “Seller”, and TSYS Acquisition Corp., as the “Purchaser”. Capitalized terms used in this Patent Assignment have the same meanings given to them in the Agreement.

The Seller has delivered this instrument signed by the Seller to enable the Purchaser to file it with any appropriate governmental agency to indicate ownership of the Patents described below and for the other purposes set forth in this instrument. This instrument supplements and is in addition to all other rights of the Purchaser under the Agreement and other instruments of transfer delivered in connection with the Agreement.

For good and valuable consideration, receipt of which the Seller acknowledges, and by signing and delivering this instrument, the Seller sells, assigns, transfers, conveys, and delivers to the Purchaser all of the Seller’s right, title, and interest in and to:

     (a)  the patents and patent applications specifically listed in Annex A to this Patent Assignment; and

     (b)  the following properties and rights with respect to all patents and patent applications so listed in Annex A:

          (1) the inventions claimed or described in the patents or applications,

          (2) any patents in the United States and anywhere else in the world and patent applications that have been or may be granted or filed, respectively, with respect to those inventions, including without limitation all foreign patents that may claim priority based on and correspond to the patents listed in Annex A,

          (3) all divisions, renewals, reissues, continuations, extensions, and continuations-in-part of the foregoing patents,

          (4) all income, royalties, damages, and payments due or payable to the Seller with respect to the patents, including without limitation unpaid damages and payments for past, present, and future infringements of any patent, and

          (5) all rights to sue and recover damages and payments for past, present, and future infringements of any of the patents, including the right to fully and entirely replace the Seller in all related matters.

The foregoing rights in and under the patents shall apply to the full end of their terms as fully as the Seller would have held the same in the absence of this assignment. As of the date set forth below, the Purchaser has succeeded to all right, title, and standing of the Seller to (a) receive all rights and benefits pertaining to the patents described above, and (b) commence, prosecute, defend and settle all claims and take all actions that the Purchaser, in its sole discretion, may elect in relation to the patents and rights described above. This Patent Assignment (a) is irrevocable and effective upon the Seller’s signature to and delivery of a manually signed copy of this instrument or facsimile or email transmission of the signature to this instrument in connection with the Closing, if and only if the Closing is completed, (b) benefits and binds the parties to the Agreement and their respective successors and assignees, (c) does not modify or affect, and is subject to, the provisions of the Agreement, and (d) may be signed in counterparts as provided in Section 12.12 of the Agreement.

The undersigned has signed this Patent Assignment on January 13, 2003.

Aether Systems, Inc.:

By:	/s/ David S. Oros

Name:	David S. Oros

Title:	Chief Executive Officer

STATE OF MARYLAND
CITY OF BALTIMORE

On                 before me, Patricia C. Sweeting (the undersigned notary), personally appeared David S. Oros personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[seal]

Patricia C. Sweeting

Notary Public

Annex A

FILING
TITLE	DATE	SERIAL #	ISSUE DATE	PATENT #	OWNER/DIVISION

REGISTERED U.S.

Method and System for Providing Formatted Information via a 2-Way Communication System			10/16/01	US6,304,746B1	Aether Systems, Inc./EMS

Method and System for Conducting Real-Time Electronic Commerce			07/1/03	US6,587,838	Aether Systems, Inc./EMS
Transmitting Updated Information			01/04/2000	6,011,954	Sila Technology Limited/EMS

REGISTERED FOREIGN

IFX/Datatransmission (Danish patent - ‘Fremgangsmade til transmission af data fra en sender til en eller flere modtagere’)			1/13/1997	PR171571	Sila Technology Limited/EMS

IFX/Datatransmission (Registered EP1 - designated country: Germany)(‘A Method of Transmitting Data from a Transmitter to One or More Receivers’)			5/3/2000	EP 0731964	Sila Technology Limited/EMS

IFX/Datatransmission (Registered EP - designated country: France)(‘A Method of Transmitting Data from a Transmitter to One or More Receivers’)			5/3/2000	EP 0731964	Sila Technology Limited./EMS

IFX/Datatransmission (Registered EP - designated country: United Kingdom)(‘A Method of Transmitting Data from a Transmitter to One or More Receivers’)			5/3/2000	EP 0731964	Sila Technology Limited/EMS

PENDING U.S. APPLICATIONS

Method for Providing Vendor Notification Marketing in Electronic Communication Network	01/25/99	09/236,510			Aether Systems, Inc./EMS

Apparatus for Providing Vendor Notification	01/25/99	09/237,289			Aether Systems, Inc./EMS

Method and Apparatus for Storing Real-Time Text Messages	8/30/2001	09/941,582			Aether Systems, Inc./EMS

System for Automated, Mid-Session, User-Directed, Device-to-Device Session Transfer System	9/17/2001	09/953,408			Aether Systems, Inc./EMS

1 EP = European Patent

FILING
TITLE	DATE	SERIAL #	ISSUE DATE	PATENT #	OWNER/DIVISION

Multikeyed Table Implementable on a Personal Digital Assistant System, Method and Computer Program Product for Providing	10/16/2000	09/688,160			Aether Systems, Inc./EMS
Server Discovery Services during a Startup Sequence	11/8/2000	09/707,960			Aether Systems, Inc./EMS

System and Method for Re-Directing Requests from Browsers for Communication over Non-IP Based Networks	10/30/2000	09/698,181			Aether Systems, Inc./EMS

System and Method for Developing Applications in Wireless and Wireline Environments	11/3/2000	09/704,535			Aether Systems, Inc./EMS

Site Mining Stylesheet Generator	12/15/2000	09/736,167			Aether Systems, Inc./EMS

Run-Time Engine Implemented on a Computing Device Allowing Synchronization of Records during Application Execution	10/16/2000	60/240,087			Aether Systems, Inc./EMS

Messaging Method and Apparatus for Sending and Receiving Messages in a Client Server Environment over Multiple Wireless and Wireline Networks	10/24/2000	09/694,297			Aether Systems, Inc./EMS

System and Method to Publish Information from Servers to Remote Monitor Devices	1/24/2001	09/767,951			Aether Systems, Inc./EMS

A System and Method for Servers to Send Alerts to Connectionless Devices	11/28/2000	09/723,285			Aether Systems, Inc./EMS

A System, Method and Computer Program Product for Maintaining Program State over Wireless Networks that Dynamically Workload Balance Messages Across Multiple Servers	1/23/2001	09/767,266			Aether Systems, Inc./EMS

A Method and System for Deploying Content to Wireless Devices	11/13/2000	09/709,487			Aether Systems, Inc./EMS

Messaging Method and Apparatus for Routing Messages in a Client Server Environment over Multiple Wireless and Wireline Networks	12/20/2000	09/739,844			Aether Systems, Inc./EMS

Messaging Method and Apparatus including a Protocol Stack that Corresponds Substantially to an Open System Interconnect (OSI) Model and Incorporates a Simple Network Transport Layer	12/20/2000	09/740,040			Aether Systems, Inc./EMS

Web Page Content Translator	11/8/2000	09/707,770			Aether Systems, Inc./EMS

System, Method and Apparatus for Automatically and Dynamically Updating Options, Features, and/or Services Available to a Client Device	3/10/2000	09/523,168			Aether Systems, Inc./EMS

Service Chaining: a Mechanism for Optimizing the Invocation of Computer Based Services Deployed in a Distributed Computing Environment	12/27/2001	10/026,887			Aether Systems, Inc./EMS

System for Efficiently Handling Cryptographic Messages Containing Nonce Values in a Wireless, Connectionless Environment without Compromising Security	8/21/2001	09/932,982			Aether Systems, Inc./EMS

FILING
TITLE	DATE	SERIAL #	ISSUE DATE	PATENT #	OWNER/DIVISION

System and Method for Automated, Software-Based Session Coordination of Data into a Single Session Context	10/8/2002	10/265,740			Aether Systems, Inc./EMS

Run-Time Engine Implemented on a Computing Device Allowing Synchronization of Records during Application Execution	10/16/2001	09/977,686			Aether Systems, Inc./EMS

System for a Configurable Open Database Connectivity Conduit	11/6/2001	09/985,879			Aether Systems, Inc./EMS

System for an Open Architecture Development Platform with Centralized Synchronization	11/6/2001	09/985,878			Aether Systems, Inc./EMS

System for a Run-Time Engine Capable for Pager Capable Remote Device	11/6/2001	09/985,880			Aether Systems, Inc./EMS

Routing Protocol Selection for an Ad Hoc Network	12/28/2001	10/028,267			Aether Systems, Inc./EMS

System, Method and Apparatus for Utilizing Transaction Databases in a Client-Server Environment	10/11/2002	10/268,665			Aether Systems, Inc./EMS

PENDING FOREIGN APPLICATIONS[2]

Run-time Engine Implemented on a Computing Device Allowing Synchronization of Records during Application Execution	10/16/2001	PCT/US01/32193			Aether Systems, Inc./EMS

System for Optimizing the Invocation of Computer-Based Services Deployed in a Distributed Computer Environment	12/272002	PCT/US02/41492			Aether Systems, Inc./EMS

Routing Protocol Selection for an Ad Hoc Network	12/27/2002	PCT/US02/41491			Aether Systems, Inc./EMS

IFX/Datatransmission (EP Application; divisional application based on EP 0731964)	12/2/1994			99202686.4	Sila Technology Limited/EMS

Sila (EP Application; EP regional phase of PCT/DK00/00363; ‘Method of Transmitting Data Items to a Number of Mobile Stations, a Mobile Station and a Storage Module’)	7/4/2000			00941946.6	Sila Technology Limited/EMS

Sila (EP Application; EP regional phase of PCT/DK00/00364; ‘Method of Transmitting Data Items to a Number of Mobile Stations, a Mobile Station and a Storage Module’)	7/4/2000			00941947.4	Sila Technology Limited/EMS

IFX -Danish Patent Application (divisional application based on Danish Patent No. PR171571)	7/20/1995			PA199500850	Sila Technology Limited/EMS

Sila - Norwegian Patent Application (national phase of PCT/DK00/00363)	7/4/2000			20016416	Sila Technology Limited/EMS

Sila - Norwegian Patent Application (national phase of PCT/DK00/00364)	7/4/2000			20016421	Sila Technology Limited/EMS

2 In December 2003 foreign patent counsel submitted paperwork to the relevant patent registries to record the change in name from Sila Technology Limited to Aether Technology Limited, for those patent applications listed in this section as being owned by Sila Technology Limited.